UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Premier, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On or about November 3, 2025, Premier, Inc. (“Premier”) sent the following letters to certain of Premier’s registered and street name shareholders, reminding them of Premier’s upcoming special meeting.

November 3, 2025

Dear Stockholders:

We have recently sent you proxy materials for the upcoming Premier, Inc. Special Meeting that will be held on November 21, 2025, in connection with the proposed merger with Patient Square Capital (the “Merger”). Our Board of Directors unanimously recommends that you vote FOR the Merger and related proposals.

If you have any questions about, or need assistance with, voting your shares, please call our proxy solicitor at (877) 750-9501 (toll-free from the U.S. and Canada) or at +1 (412) 232-3651 (from other countries).

Your vote is important, no matter how many shares you own. If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card or voting instruction form in the postage-paid envelope provided. If you have received this letter by email, you may vote by simply clicking the “VOTE NOW” button in the accompanying email.

Thank you for your support. Sincerely, /s/ Michael J. Alkire President and Chief Executive Officer

Dear Valued Member,

Our Special Meeting of Stockholders will be held virtually on Nov. 21, 2025, and is fast approaching. Your vote is important to Premier, and we want to hear from you.

Whether or not you plan to attend our Special Meeting of Stockholders virtually, voting your shares takes only a minute! The easiest way to vote is by calling the number below.

We urge you to vote “FOR” all the Board’s recommendations as described in our Special Meeting Proxy Statement (included with this email).

HOW TO VOTE

Phone

Call 1.877.456.3442 and a representative from Innisfree M&A Incorporated, our proxy solicitor, will be available to take your vote.

Additional Information

If you have any questions or need additional assistance, please email the below Premier representatives so they can assist you:

Ben Krasinski, Senior Director, Investor Relations

Ben_Krasinski@PremierInc.com

Andy Brailo, Chief Commercial Officer

Andy_Brailo@PremierInc.com

We look forward to hearing from you and appreciate your continued support.

Mike

Michael J. Alkire

President and CEO

Premier, Inc. (Nasdaq: PINC)

November 3, 2025

Dear Valued Member:

Our records indicate that you are eligible to vote at our Special Meeting of Stockholders to be held virtually on Nov. 21, 2025. Your vote is important to Premier, and we want to hear from you.

We urge you to vote “FOR” all the Board’s recommendations as described in our Special Meeting Proxy Statement.

If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating, and returning the voting instruction form you received from your bank, broker, or other nominee. If you have received your proxy materials by email, you may vote by simply clicking the “VOTE NOW” button in the email.

If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, at (877) 456-3442.

Additional Information

If you need additional assistance, please email the below Premier representatives so they can assist you:

Ben Krasinski, Senior Director, Investor Relations

Ben_Krasinski@PremierInc.com

Andy Brailo, Chief Commercial Officer

Andy_Brailo@PremierInc.com

We look forward to hearing from you and appreciate your continued support.

Mike

Michael J. Alkire

President and CEO

Premier, Inc. (Nasdaq: PINC)

Additional Information and Where to Find It

In connection with the merger, the Company has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Definitive Proxy Statement. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the merger. The merger will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

The Company’s stockholders are able to obtain a free copy of the Definitive Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov). Copies of the Definitive Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Premier Inc., 13520 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or from the Company’s website, www.premierinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as amended on October 24, 2025 (the “Annual Report”), and in other documents filed by the Company with the SEC. Please refer to, among other things, (i) the sections captioned “Compensation of Directors,” “Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management” in the Annual Report and (ii) the sections captioned “The Merger - Interests of the Company’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Definitive Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0001577916&owner=only. Free copies of the Definitive Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the merger. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, those discussed under “Risk Factors” in the Annual Report, Current Reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the merger, and the following: (1) the inability to consummate the merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals, satisfy the other conditions to the consummation of the merger (including the approval of the Company’s stockholders) or complete contemplated financing arrangements, (2) the risk that any announcements relating to the merger could have adverse effects on the market price of the Company Class A Common Stock, (3) disruption from the merger making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the merger, (5) risks related to disruption of the Company’s current plans and operations or the diversion of management’s attention from the Company’s ongoing business operations due to the merger, (6) significant transaction costs and (7) the risk of litigation and/or regulatory actions related to the merger or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future. The foregoing list of important factors is not exhaustive. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Furthermore, the Company cannot guarantee future results, events, levels of activity, performance, or achievements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the merger, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the merger.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Annual Report, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the SEC. These filings, when available, are available on the investor relations section of the Company website at https://investors.premierinc.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.